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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 30, 1999

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                              TenFold Corporation
                              -------------------

            (Exact name of registrant as specified in its charter)


         Delaware                      333-74057                 83-0302610
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation or                                     Identification No.)
       organization)


180 West Election Road, Draper, Utah                 84020
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(Address of principal executive offices)             (Zip Code)

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Registrant's telephone number, including area code:    (801) 495-1010


ITEM 5 - OTHER EVENTS

     Salt Lake City, UT - On September 30, 1999, TenFold Corporation ("TenFold") entered into a Stock Purchase Agreement ("Agreement") with Barclays California Corporation ("BarCal") whereby TenFold purchased the entire equity interest of BarCal in its wholly-owned subsidiary The LongView Group, Inc. ("LongView").
The Agreement, which was approved by TenFold's Board of Directors and BarCal's management, received regulatory approval and met other customary conditions of closing. On October 7, 1999, the acquisition was closed. The acquisition will be accounted for under the purchase method of accounting.

     Pursuant to the Agreement, TenFold acquired from BarCal all of the issued and outstanding capital stock (and any other equity interests) of LongView for $22 million, comprised of $10 million in cash and a $12 million promissory note from TenFold to BarCal. The promissory note is due and payable in installments of $3 million on April 15, 2000 and $9 million on July 15, 2000. In connection with this Agreement, the Company deposited the $10 million into an escrow account. Concurrent with the closing of the acquisition, on October 7, 1999, the cash was released from escrow and remitted to BarCal. Additionally, the Company expects to recognize a charge to income for in-process research and development related to the acquisition, which will occur in the fourth quarter.

     BarCal has been a customer of LongView since 1998. BarCal has also been a customer of TenFold since 1997 and as such has various software license and service agreements with TenFold. BarCal signed, on September 30, 1999, an additional Master Software License and Services Agreement, purchasing from TenFold a multi-project license to the Universal Application and TenFold ComponentWare products for $4 million. The $4 million was received by the Company and has been recorded as deferred revenue pending a formal valuation of the various components and the closing of the transaction, which will determine the final accounting.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

           Exhibit No.           Description
           -----------           -----------

           99.1                  Press Release issued October 5, 1999




                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TENFOLD CORPORATION
                                        (Registrant)

Date: October 14, 1999
                                      By:   /s/  Robert P. Hughes
                                          ----------------------------------
                                            Robert P. Hughes
                                            Senior Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.    Document
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99.1           Press Release issued October 5, 1999